SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transactions applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                         BOULDER, COLORADO 80301


March ___, 2006

Dear Fellow Stockholder,

     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), which will be held on April 24, 2006 at 9:00 a.m. Mountain Standard Time (local time), at the Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, Arizona. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     There are two non-routine proposals contained in this Proxy. The first is a proposal to amend the charter of the Fund (the "Charter") to facilitate a rating upgrade of the Fund's taxable auction market preferred stock (the "AMPS"). Presently, the Fund is leveraged with $77.5 million in AMPS. The AMPS are auctioned every 28 days, at which time a new interest rate is set and assigned to them. Presently the AMPS are rated by two national credit rating organizations, Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's ("S&P"). The ratings are presently "Aa1"(Moody's) and "AA" (S&P). In connection with this proposal, these ratings will be upgraded to "Aaa" and "AAA" respectively. Since auction interest rates are typically lower for AMPS and other financial instruments that have higher/better credit ratings, the Fund anticipates that the upgraded AMPS will receive a better auction interest rate for the Fund and thus could reduce the expenses associated with the Fund's leverage. Passage of the proposal will require approval by the holders of a majority of the AMPS and a majority of the common stock voting together as a single class, and a majority of the AMPS voting as a separate class. Upgrading the ratings as described above is not conditioned on the passage of this proposal as the Fund has other avenues it can pursue to upgrade the ratings without amending the Charter.

     The second non-routine proposal is a housecleaning item that resolves a conflict between a provision in the Fund's charter that establishes the size of the Board of Directors at five, and a provision in the terms of the AMPS that requires an increase in the size of the Board when the AMPS dividends are in arrears for a period of two years. Under the proposal, the charter provision would be made subject to the provision in the terms of the AMPS.

     As Chairman of the Board, I encourage you to support each of the proposals. After careful review by those Directors who are not "interested persons" as defined in the Investment Company Act of 1940 (the "Independent Directors"), the Board of Directors unanimously approved and has recommended to stockholders that they approve each of the proposals.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. At your earliest convenience, we ask that you please complete, sign, date and return the enclosed Proxy Card or authorize proxies via telephone or the Internet to cast your vote at the meeting.

     On behalf of the Board of Directors and the management of the Fund, I extend our appreciation for your continued support.


Sincerely,

/s/ Richard I. Barr

Richard I. Barr
Chairman of the Board

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 24, 2006


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement:

     1.   The election of Directors of the Fund (Proposal 1).

     2. Amendments to the charter of the Fund which will repeal in their entirety all of the currently existing terms of the Fund's taxable auction market preferred stock and substitute in lieu thereof the new terms set forth in the Form of Articles of Amendment attached to the accompanying Proxy Statement as Exhibit B (Proposal 2).

     3. An amendment to the charter of the Fund to provide that the number of directors of the Fund shall be five, subject to the provisions of any class or series of Preferred Stock (Proposal 3).

     4. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     The Board of Directors of the Fund has fixed the close of business on March __, 2006 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to stockholders on or about March __, 2006.


                                  By Order of the Board of Directors,

                                  /s/ Stephanie Kelley

                                  STEPHANIE KELLEY
                                  Secretary

March ___, 2006


--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS


Question 1: What is the purpose of the Annual Meeting?

Answer: At the Meeting, stockholders will be asked to vote on the election of directors as well as the approval of amendments to the charter of the Fund which will repeal in their entirety all of the currently existing terms of the Fund's taxable auction market preferred stock (the "AMPS") and substitute in lieu thereof the new terms set forth in the Form of Articles of Amendment attached to the accompanying Proxy Statement as Exhibit B.

Question 2: Who is being nominated for election at the Meeting?

Answer: The Board has nominated the following five Directors, each to serve a one-year term until the annual meeting in 2007 and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean L. Jacobson, Susan L. Ciciora, and Dennis R. Causier. The holders of Common Stock will elect three of the five directors standing for election and the holders of the AMPS will elect the remaining two directors. Mr. Barr and Ms. Ciciora are being nominated to represent the interests of the holders of the AMPS.

Question 3: Why is the Board recommending Proposal No. 2

Answer: If adopted, Proposal No. 2 would amend and restate the terms of the AMPS to facilitate a rating upgrade of the AMPS. Presently, the Fund is leveraged with $77.5 million of AMPS. The AMPS are auctioned every 28 days, at which time a new interest rate is set and assigned to them. Presently the AMPS are rated by two national credit rating organizations, Moody's Investors Services, Inc.
("Moody's") and Standard & Poor's ("S&P"). The ratings are presently "Aa1"(Moody's) and "AA" (S&P). In connection with this proposal, these ratings are expected to be upgraded to "Aaa" and "AAA" respectively. Since auction interest rates are typically lower for AMPS and other financial instruments that have higher/better credit ratings, the Fund anticipates that the upgraded AMPS will receive a better auction interest rate for the Fund and thus could reduce the expenses associated with the Fund's leverage. Upgrading the ratings as described above is not conditioned on the passage of Proposal No. 2, as the Fund has other avenues it can pursue to upgrade the ratings without amending the Fund's charter. Passage of the proposal will require approval by the holders of a majority of the AMPS and a majority of the common stock voting together as a single class, and a majority of the AMPS voting as a separate class.

Question 4: How do the Horejsi Affiliates (as defined below at Page 2) intend to vote on Proposal No. 2?

Answer:  The Horejsi Affiliates intend to vote in favor of the proposals.

Question 5: How does the Board recommend that stockholders vote on the various proposals?

Answer: If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board. The Board, including all of the non-interested Directors, has unanimously recommended that stockholders vote FOR all of the Proposals.

Question 6: Who is entitled to vote?

Answer: Stockholders of record at the close of business on [March 21, 2006] (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof. Each of the shares outstanding on the Record Date is entitled to one vote on each of the Proposals.

Question 7: What is the required quorum for the Meeting?

Answer: The holders of at least a majority of the outstanding shares of stock (without regard to class) of the Fund must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum permitting business to be conducted at the Meeting. If you have completed, executed and returned valid proxies (in writing, by phone or by Internet) or attend the Meeting and vote in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Meeting.

Question 8: How do I vote?

Answer: Your vote is very important. Stockholders can vote in person at the Meeting or authorize proxies to cast their votes ("proxy voting") by proxy. Most stockholders will have a choice of proxy voting over the Internet at http://www.proxyvote.com, by using a toll-free telephone number or by completing and signing a Proxy Card and mailing it in the postage-paid envelope provided. Please refer to your Proxy Card or the information forwarded by your bank, broker or other nominee to see which options are available to you. If you proxy vote by Internet or telephone, you do NOT need to return your Proxy Card. If you vote by proxy, the individuals named on the Proxy Card as proxy holders will vote your shares in accordance with your instructions. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you execute an otherwise valid proxy but do not provide voting instructions, the persons named as proxies or their substitutes will cast your votes FOR all of the Proposals.

Question 9: Can I revoke or change my proxy?

Answer: Yes. You may change or revoke your proxy at any time before the Meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or phone proxy), by sending a written revocation to the Secretary of the Fund at the Fund's address listed on the accompanying Notice of Meeting, or by attending and voting in person at the Meeting. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and revoke your proxy, but attendance at the Meeting will not by itself revoke a previously granted proxy.

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2006

                                 PROXY STATEMENT

This proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc., a Maryland corporation ("BTF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, April 24, 2006, at 9:00 a.m. Mountain Standard Time (local time), at the Scottsdale Plaza Resort, 7200 N. Scottsdale Drive, Scottsdale, Arizona, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 6, 2006, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the transfer agent of the Fund. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on March ____, 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2005, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

     Boulder Investment Advisers, L.L.C. ("BIA"), 1680 38th Street, Suite 800, Boulder, Colorado 80301 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301. Investors Bank & Trust Company ("IBT") acts as the co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116. PFPC Inc. ("PFPC") acts as the transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     If the enclosed proxy is properly executed and returned by April 24, 2006 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, FOR Proposals 2 and 3 and, in the discretion of the proxy holder, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $0.01 per share (the "Preferred Stock"), 1,000 shares of which have been designated as AMPS (the Common Stock and AMPS are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:



             Common Stock                                   AMPs
              Outstanding                               Outstanding
              -----------                               -----------
              12,338,660                                    775


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPS.


              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)      Beneficially Owned (2)     Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
Badlands Trust Company, LLC  (1)(3)                          0               5,382,982                  43.63%
Stewart R. Horejsi Trust No. 2A (4)                          0               5,382,982                  43.63%
Ernest Horejsi Trust  No. 1B (1)                     3,413,138               3,413,138                  27.66%
Lola Brown Trust No. 1B (1)                          1,370,515               1,370,515                  11.11%
Evergreen Atlantic LLC (1)                             343,748                 343,748                   2.79%
Stewart West Indies Trust (1)(2)                       104,627                 255,876                   2.07%
Susan L. Ciciora Trust (1)(2)                           72,176                 175,300                   1.42%
John S. Horejsi Trust (1)(2)                            53,080                 104,642                   0.85%
Evergreen Trust (1)(2)                                  25,698                  63,510                   0.51%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    5,382,982               5,382,982                  43.63%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------
Alter Asset Management, Inc.***                      1,167,234               1,167,234                   9.5%


* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is Badlands Trust Company, LLC, c/o Ron Kukes, Alaska First Bank & Trust, 3301 C Street, Suite 100, Anchorage, AK 99503.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4 below).

*** As stated in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2006.

(1) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company, LLC ("Badlands"), the Stewart
     R. Horejsi Trust No. 2A (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the 1940 Act). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (for the purposed of this Proxy are collectively the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 5,382,982 (43.63%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Indirect Ownership through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) Ownership by Badlands. The number shown includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust.

     Badlands is a limited liability company organized under the laws of Alaska authorized to do business as a trust company, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The Managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Tatooles, Laura Rhodenbaugh and Ron Kukes. Badlands and its managers disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.

(4) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Laura Tatooles and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

     Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 12,278,256 shares or 99.51% of Common Stock outstanding and 775 shares or 100% of AMPS outstanding.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 5,410,381 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPS, representing 43.85% of Common Stock outstanding and 0% of AMPS.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:



                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dennis R. Causier, Susan L. Ciciora and Dr. Dean L. Jacobson. Only the Common Stock holders are entitled to vote on the election of Messrs. Looney, Causier and Jacobson and only the AMPS holders are entitled to vote on the election of Mr. Barr and Ms. Ciciora. At a regularly scheduled meeting of the Board of Directors held on January 26, 2006, Alfred G. Aldridge, Jr. notified the Board that he would not stand for re-election as a Director of the Fund and the Board (upon recommendation of the Nominating Committee) nominated Dennis R. Causier to fill his upcoming vacancy. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors:

--------------------------------- ------------------------ ------------------------------------------------ -----------------
Name, Address*, Age                 Position, Length of           Principal Occupation(s) and Other         Number of Funds
                                   Term Served, and Term    Directorships Held During the Past Five Years       in Fund
                                         of Office                                                              Complex+
                                                                                                              Overseen by
                                                                                                                Director
--------------------------------- ------------------------ ------------------------------------------------ -----------------

Independent Directors
Richard I. Barr                   Director of the Fund     Retired.    Manager,    Advantage   Sales   and         3
Chairman                          since 1999.  Chairman    Marketing,  Inc. (food  brokerage),  1963-2001;
Age:  67                          of the Board since       Director,  Boulder Growth & Income Fund,  Inc.,
                                  2003. Current Nominee    since 2002; Director, First Financial Fund,
                                  for a term to expire     Inc., since 2001.
                                  at the 2007 annual
                                  meeting.

Joel W. Looney,                   Director of the Fund     Partner,   Financial   Management   Group,  LLC         3
Age:  43                          since 2001. Current      (investment  adviser),  since July  1999;  CFO,
                                  Nominee for a term to    Bethany College,  1995-1999;  Director, Boulder
                                  expire at the 2007       Growth  & Income  Fund,  Inc.,  since  2002 and
                                  annual meeting.          Chairman of the Board since 2004;  Director and
                                                           Chairman of the Board,  First  Financial  Fund,
                                                           Inc., since 2003.

Dennis R. Causier**               Current Nominee for a    Retired.  Managing Director and Chairman,  P.S.         2
Age: 57                           term to expire at the    Group,  PLC  (engineering  and   construction),
                                  2007 annual meeting.     1966-2001;     Owner,     Professional    Yacht
                                                           Management    Services   (yacht    management),
                                                           2002-present.   Director,   Boulder   Growth  &
                                                           Income Fund, Inc., since 2004; Director,  First
                                                           Financial Fund, Inc., since 2004.

Dr. Dean L. Jacobson              Director of the Fund     Founder and President of Forensic  Engineering,         2
Age:  67                          since October 2004.      Inc. (engineering investigations);  since 1997,
                                  Current Nominee for a    Professor    Emeritus    at    Arizona    State
                                  term to expire at the    University;   prior  to  1997,   Professor   of
                                  2007 annual meeting.     Engineering   at  Arizona   State   University;
                                                           Director,  First  Financial Fund,  Inc.,  since
                                                           2003.
--------------------------------- ------------------------ ------------------------------------------------ -----------------
Interested Director***
--------------------------------- ------------------------ ------------------------------------------------ -----------------
Susan L. Ciciora                  Director of the Fund     Trustee  of the  Brown  Trust and the EH Trust;         1
Age:  41                          since 2001.  Current     Director  of  Horejsi  Charitable   Foundation,
                                  nominee for a term to    Inc.  (private  charitable  foundation),  since
                                  expire at the 2007       1997;  Director,  Boulder Growth & Income Fund,
                                  annual meeting.          Inc.,  January 2002 to October 2004;  Director,
                                                           First Financial Fund, Inc., since 2003.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Mr. Causier is a British citizen and a resident of Spain and substantially all of his assets are located outside of the United States. As a result, it may be difficult to realize claims in courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to (i) the enforceability in Spain of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States, (ii) whether the Spanish courts would enforce judgments of United States courts obtained in actions against Mr. Causier predicated upon the civil liability provisions of the federal securities laws, or (iii) whether Spanish courts would enforce, in an original action, liabilities against Mr. Causier predicated solely on federal securities laws. Mr. Causier has appointed the Secretary of the Fund (presently Stephanie Kelley in Boulder, Colorado) as his agent for service of process in any legal action in the United States, thus subjecting him to the jurisdiction of the United States courts

*** Ms. Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

+ Includes the Fund, Boulder Growth & Income Fund, Inc. and First Financial Fund, Inc.

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2005. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
Name, Address, Age             Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------

Stephen C. Miller              President of the Fund      President  of and  General  Counsel  for BIA since  1999;
1680 38th Street,              since 1999 and Director    Manager, Fund Administrative  Services, LLC ("FAS") since
Suite 800                      from 1999 through          1999;  Vice  President  of SIA since 1999;  Director  and
Boulder, CO 80301              October 2004.  Appointed   President of Boulder  Growth & Income Fund,  Inc.,  since
Age:  53                       annually.                  2002  (resigned  as  Director  in  2004);   Director  and
                                                          President of First Financial Fund, Inc. since 2003 (resigned as Director and Chairman in 2004); President and General
                                                          Counsel, Horejsi, Inc. (liquidated in 1999); General Counsel,
                                                          Brown Welding Supply, LLC (sold in 1999); officer of various other Horejsi Affiliates; Of Counsel, Krassa & Miller, LLC since 1991.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Growth & Income Fund, Inc., since January 2002 and First
Age: 43                        1999.  Appointed           Financial Fund, Inc., since August 2003.
                               annually.

Stephanie J. Kelley            Secretary since 2000.      Secretary, Boulder Growth & Income Fund, Inc., since
1680 38th Street,              Appointed annually.        January 2002 and First Financial Fund, Inc., since
Suite 800                                                 August 2003; Assistant Secretary and Assistant Treasurer
Boulder, CO 80301                                         of various other entities affiliated with the Horejsi
Age:  49                                                  family; employee of FAS since March 1999.

Nicole L. Murphey              Assistant Secretary        Assistant Secretary, Boulder Growth & Income Fund, Inc.
1680 38th Street,              since 2000.  Appointed     since January 2002 and First Financial Fund, Inc. since
Suite 800                      annually.                  August 2003; employee of FAS since July 1999.
Boulder, CO 80301
Age:  29


     Set forth in the following table are the nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers")).


                                   OWNERSHIP OF THE FUND BY DIRECTORS
---------------------------------------------------------------------------------------------------------
-------------------------------------- -------------------------------- ---------------------------------
 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------

           Richard I. Barr                      Over $100,000                    Over $100,000
           Joel W. Looney                    $50,001 to $100,000                 Over $100,000
          Dean L. Jacobson                   $10,001 to $50,000                $10,001 to $50,000
          Dennis R. Causier                     Under $10,000                 $50,001 to $100,000

  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------

          Susan L. Ciciora                     Over $100,000+                    Over $100,000


+ 3,413,138, 343,748 and 1,370,515 Shares of the Fund are held by the EH Trust, EALLC and the Lola Trust, respectively. Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora directly owns 6,267 shares of the Fund.

---------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2005. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Non-interested Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.


                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund       Total Compensation from
Fund                                           Paid to         the Fund and Fund Complex
                                              Directors            Paid to Directors
----------------------------------------- ------------------- ----------------------------
Alfred G. Aldridge, Jr., Director              $29,000                  $54,000
                                                                       (2 funds)

Richard I. Barr, Director and Chairman         $33,000                  $87,000
of the Board                                                           (3 funds)

Joel W. Looney, Director                       $32,000                 $100,000
                                                                       (3 funds)

Dr. Dean Jacobson, Director                    $29,000                  $57,500
                                                                       (2 funds)

Dennis R. Causier, Director Nominee               $0                    $53,500
                                                                       (2 funds)

Susan L. Ciciora, Director                        $0                      $0


     Each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives $1,000 per meeting. Each non-interested Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held ten meetings (six of which were held by telephone conference call) during the fiscal year ended November 30, 2005. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2005 amounted to $123,000.


                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's 2004 annual proxy statement.

     The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr, Jacobson and Looney. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met four times during the fiscal year ended November 30, 2005.

     In connection with the audited financial statements as of and for the period ended November 30, 2005, included in the Fund's Annual Report for the period ended November 30, 2005 (the "Annual Report"), at a meeting held on January 26, 2006, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and
discussed  the  audit  of  such  financial   statements   with  the  independent
accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Alfred G. Aldridge, Jr.
                  Richard I. Barr
                  Dean L. Jacobson
                  Joel W. Looney

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson, Aldridge and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee did not meet during the fiscal year ended November 30, 2005. The Nominating Committee met on January 16, 2006 and again on January 26, 2006, to consider the nomination of Dennis R. Causier. Dennis R. Causier was being considered to fill a vacancy on the Board resulting from the resignation of Alfred G. Aldridge, Jr. At this meeting, the Nominating Committee considered the qualifications and determined the suitability of Dennis R. Causier to be Director and resolved to recommend Dennis R. Causier to stockholders for election at the 2006 Annual Meeting.

The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net. The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                           OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the April 26, 2005 Annual Meeting of Stockholders.

     Vote Required. The election of Messrs. Looney, Jacobson and Causier as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1. The election of Mr. Barr and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the AMPS at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                                   PROPOSAL 2

              CHARTER AMENDMENTS RELATING TO THE TERMS OF THE AMPS

The second proposal to be considered at the Meeting is approval of amendments to the charter of the Fund, which will repeal in their entirety all of the currently existing terms of the Fund's taxable auction market preferred stock (the "AMPS") and substitute in lieu thereof the new terms set forth in the proposed Form of Articles of Amendment for the Fund (the "Articles") described below and attached to this Proxy Statement as Exhibit [B] (the "Amendments"). The Board proposes and unanimously recommends that stockholders approve the Amendments.

Purpose of the Amendments. Presently, the Fund is leveraged with $77.5 million of taxable auction market preferred stock. The AMPS are auctioned through a Dutch auction process every 28 days at which time a new interest rate is set. Presently the AMPS are rated by two national credit rating organizations, Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's ("S&P") (Moody's and S&P are collectively referred to as the "Rating Agencies"). The ratings are presently "Aa1" from Moody's and "AA" from S&P (the "Ratings"). Since auction market preferred rates are typically lower for auction market preferred stocks that have higher/better credit ratings, the Fund anticipates that, if upgraded, the AMPS will typically receive better auction interest rates for the Fund, thus reducing the dividend expenses associated with the Fund's leverage. Accordingly, management has recommended that the Ratings be upgraded to "Aaa" and "AAA" respectively.

Because the conditions for upgrading the AMPS to "Aaa" and "AAA" rated instruments are largely a factor of asset coverage, and because most of the asset coverage definitions and calculations are set forth in the charter of the Fund, including the Articles Supplementary setting forth the terms of the AMPS (the "Current AMPS Terms"), upgrading the AMPS will require extensive revisions to the Current AMPS Terms. In addition to amending the coverage definitions and calculation provisions of the Current AMPS Terms, management has recommended that the Fund also amend the Current AMPS Terms to deal with market interruptions resulting from force majeure events such as the 9-11 terrorist attacks and the termination of AMPS-elected directors upon the Fund's complete redemption of the AMPS. These last two provisions are commonplace in the governing documents for recently issued auction market preferred stock. Finally, the Current AMPS Terms are amended versions from an original that is almost 20 years old which were extensively revised in 2000 to deal with changing rating agencies and changing from a dividend-received-deduction-eligible product to a taxable product. Management believes that, since it must extensively amend the Current AMPS Terms in any event in connection with upgrading the AMPS, the Amendments will vastly simplify the Current AMPS Terms, eliminate ambiguities and inconsistencies, and bring the Current AMPS Terms into conformity with current rating agency and auction market preferred practices. Upgrading the Ratings as described above is not conditioned on the passage of this Proposal as the Fund has other avenues it can pursue to upgrade the Ratings without amending the Current AMPS Terms.

At Board Meetings held in July and October of 2005 and January 2006, the Board considered recommendations from management to upgrade the AMPS as discussed above. At the January 2006 Board meeting, the Board approved a recommendation from management to upgrade the Ratings and, in connection therewith, the Amendments, subject to shareholder approval and subject to receipt of certain confirmations from the Rating Agencies. The Board considered a number of factors in its deliberations, including that (i) upgrading the AMPS from the current "Aa1" and "AA" ratings to "Aaa" and "AAA" should reduce the Fund's relative cost of leverage; (ii) extensive amendment of the Current AMPS Terms is necessary to facilitate the upgrade of the AMPS in any event; (iii) the Amendments will modernize the Current AMPS Terms and simplify and streamline the auction procedures, coverage calculations and other testing and oversight procedures of the Current AMPS Terms; (iv) the Amendments will not adversely affect the AMPS or the contract rights of the AMPS nor will it impair the ratings by the Rating Agencies, indeed it will enhance the ratings; (v) with respect to changes to deal with force majeure events, the Amendments ensure that, if a terrorist attack or other force majeure event were to occur, the AMPS auction can be conducted pursuant to clear procedures set forth in the Amendments and without detriment to the Fund or its holders of Common Stock; and (vi) with respect to termination of the AMPS directors upon redemption of the AMPS, in the event of a redemption in full of the AMPS, separate representatives for the AMPS would serve no valid business purpose. Finally, the Board found that the Amendments were consistent with current market practice for new issuances of auction market preferred stock. Indeed, the Fund's sister fund, Boulder Growth & Income Fund, Inc. recently issued "AAA" rated auction market preferred stock with substantially the same terms as those proposed under this Proposal. Accordingly, for the foregoing reasons, the Board found that the Amendments were in the best interest of the Fund. The Fund has had conversations with both Rating Agencies about the Amendments. The Rating Agencies have indicated preliminarily that the changes would not impair their ratings on the AMPS. In any event, the Amendments will not be implemented unless both Rating Agencies confirm that the Amendments will not impair the Ratings.

The following Comparison Table summarizes the proposed Amendments to the Current AMPS Terms. This summary is qualified in its entirety by reference to the Amendments as set forth in the Form of Articles of Amendment attached to this Proxy Statement as Exhibit B.



                                Comparison Table

                  Current AMPS Terms versus Amended AMPS Terms

Provision or Subject         Current AMPS Terms                                 Proposed Amended AMPS Terms
---------------------------- -------------------------------------------------- -------------------------------------------------

Determination and Payment    The Fund's auctions are held every fourth          There are no substantive changes.
of Dividends                 Tuesday and dividends for the preceding period
                             are paid on the Wednesday immediately following
                             each auction date.  The dividend rate is set by
                             auction.
Auction Procedures                                                              There are no substantive changes.

Force Majeure Events         The Current AMPS Terms do not provide for          The Amendments contain provisions establishing
                             auction procedures in the event of a terrorist     procedures to be followed in instances where an
                             attack or other force majeure event that affects   AMPS auction cannot be held, or the auction
                             the national markets.                              agent for the Fund is not able to conduct an
                                                                                auction in accordance with the established
                                                                                auction procedures, or the dividend payable
                                                                                on such date cannot be paid because
                                                                                the date on which the auction normally would be held
                                                                                (or thedividend  would be paid) is not a business
                                                                                day  because the NYSE is closed because of an
                                                                                Extraordinary  Event (e.g., an act of God, natural
                                                                                disaster,  extreme weather,  act of war, civil or
                                                                                military disturbance,  act of terrorism,  sabotage,
                                                                                riots   or  a  loss   or   malfunction   of
                                                                                utilities or communications  services).  The
                                                                                Amendments establish how the dividend rate is
                                                                                determined, when the dividend will be paid,
                                                                                and  how  a  dividend  period  will  be  established
                                                                                if  an Extraordinary Event occurs.

Termination of AMPS          The Current AMPS Terms do not provide for          Under the Current AMPS Terms and the 1940
Directors upon Redemption    termination of the AMPS Directors upon a           Act, holders of the AMPS, voting as a single
of the AMPS                  redemption of the AMPS.                            class, are entitled to elect two of the Fund's
                                                                                directors  while holders of the Common Stock are
                                                                                entitled to elect the remaining  directors.  The
                                                                                Amendment provides that directors  elected  by
                                                                                holders  of the AMPS will  terminate automatically
                                                                                upon full redemption of the AMPS.  Notably, in
                                                                                such a  redemption  in  full,  all  obligations  to
                                                                                the AMPS holders  will cease and  separate
                                                                                representatives for them would serve no valid
                                                                                business  purpose.  Moreover,  in this circumstance,
                                                                                the 1940  Act  provision  requiring  separate
                                                                                representatives  for  holders of  preferred  stock
                                                                                would no longer apply.

Rating Agency
Guidelines                   The Rating Agency guidelines were                  The Rating Agency guidelines are only referenced in
                             incorporated in various provisions throughout      the Amendment, thus giving the Rating Agencies the
                             the text of the Current AMPS Terms.                ability to amend the guidelines without amending the
                                                                                terms of the AMPS.

Amendment or Modification    Without the affirmative vote of at least a         The provisions in the Amendment are
- Stockholder Approval       majority of the AMPS shares, the Fund may not      substantially the same as those in the Current
Required                     amend, alter or repeal the AMPS terms so as to     AMPS Terms.
                             adversely affect in any material respect any of the
                             contract rights associated with the AMPS or alter,
                             modify or eliminate any of the rights, preferences
                             or privileges of the AMPS so as to adversely affect
                             the AMPS.

Amendment or Modification    The Board, without the vote or consent of the      The Amendments provide that the rights of the
- No Stockholder Approval    AMPS stockholders, may from time to time amend     AMPS or the holders thereof, including, without
Required                     the Current AMPS Terms, if (A) such amendment,     limitation, the interpretation or applicability
                             alteration or repeal is at the request of a        of any or all covenants or other obligations of
                             Rating Agency and (B) it is determined by the      the Fund contained in the AMPS terms or of
                             Board that the amendment will not adversely        certain definitions in the AMPS terms, may from
                             affect the contract rights of shares of AMPS or    time to time be modified, altered or repealed
                             adversely affect the AMPS as supported by the      by the Board of Directors in its sole
                             Fund's counsel's opinion.                          discretion, based on a determination by the
                                                                                Board  of  Directors   that  such  action  is
                                                                                necessary  or appropriate in connection  with
                                                                                obtaining or maintaining the rating of any  Rating
                                                                                Agency  with  respect  to the AMPS or revising  the
                                                                                Fund's  investment  restrictions  or  policies
                                                                                consistent  with  guidelines of any Rating  Agency,
                                                                                and any such  modification,  alteration or repeal
                                                                                will not be deemed to affect the  preferences,
                                                                                rights or powers of AMPS or the holders  thereof,
                                                                                provided  that  the  Board  of  Directors
                                                                                receives  written  confirmation  from each  relevant
                                                                                Rating  Agency  that any such  modification,
                                                                                alteration  or  repeal would not adversely  affect
                                                                                the rating then assigned by such Rating Agency.

Amendment of Certain         The Board, without the vote or consent of the      The Amendment contains substantially similar
Rating Agency Definitions    AMPS stockholders, may from time to time amend     language. However, in addition, the Rating
                             certain rating agency definitions provided that    Agency guidelines, which contain most of the the
                             Board receives confirmation from the               Rating Rating Agency definitions, may be amended by
                             Agencies that the amendment does not impair the    the respective Rating Agency without the vote,
                             Ratings then assigned.                             consent or approval of the Board, or any holder
                                                                                of shares of the AMPS, including any series
                                                                                of AMPS, or any other stockholder of  the Fund.

Increases in Capitalization  The affirmative vote of at least 80% of the AMPS   The Board is permitted to cause the issuance of
                             shares is required to authorize, create or issue   additional shares of the AMPS or other
                             any class or series of stock ranking prior to or   preferred stock ranking on a parity with the
                             on a parity with the AMPS with respect to          the AMPS if the Fund obtains written confirmation
                             payment of dividends or the distribution of        from the Rating Agencies that the issuance of a
                             assets upon dissolution, liquidation or winding    class or series would not impair the rating
                             up of the affairs of the Fund.                     then assigned by such rating agency to the
                                                                                AMPS.  Otherwise,  the  affirmative  vote of a
                                                                                majority  of outstanding AMPS shares is required to
                                                                                issue additional AMPS or other preferred shares.

Dividend Payment Dates       Every fourth Wednesday, subject to adjustments     No changes.
                             for special rate periods.

Maximum Length of Special    There is no express limit on the length of a       Designation of special dividend periods longer
Rate Periods                 special rate period.                               than 28 days are limited to a maximum of 5
                                                                                years.

Late Charge on Any Failure   The late charge is calculated using 275% of the    The late charge is calculated using 300% of the
to Deposit                   "AA" composite commercial paper rate.              LIBOR rate.

Designation of AMPS          There are no provisions regarding how AMPS         The Board determines which Directors are to be
Directors                    Directors are designated or which Directors are    designated AMPS Directors and elected by the
                             to be AMPS Directors and elected by the holders    holders of the AMPS.
                             of the AMPS.

Special Meetings to Elect    Special meetings for the election of additional    Special meetings for the election of additional
Additional AMPS Directors    AMPS directors (e.g., if the Fund fails to pay     AMPS directors are to be held not less than 10
                             its AMPS dividend) are to be held not less than    nor more than 20 days after mailing the notice.
                             10 nor more than 30 days after mailing the
                             notice.

Restrictions on Dividends    No dividends may be declared or paid or set        No substantive changes.
                             apart for payment on any of the Fund's
                             securities ranking, as to the payment of
                             dividends, on a parity with the AMPS unless full
                             cumulative dividends have been or
                             contemporaneously are declared and paid on the
                             shares of AMPS and any other parity stock
                             through the most recent dividend payment date.
                             When dividends are not so paid on the AMPS or
                             other parity stock, all dividends declared upon
                             shares of AMPS and any other such parity stock
                             shall be declared pro rata.  The AMPS  shall not
                             be entitled to any dividend, whether payable in
                             cash, property or stock, in excess of full
                             cumulative dividends.

                             As long as any the AMPS are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution in respect of the Common Stock or any other stock of the Fund ranking junior to the AMPS or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other shares of the Corporation ranking junior to the AMPS as to dividends or upon liquidation, unless (i) immediately thereafter, the 1940 Act asset coverage is met and the various
                             Rating Agency asset coverage ratios are met, (ii) full cumulative dividends on all shares of AMPS for all past rate periods have been paid or declared and a sum sufficient for the payment of such dividends set apart for payment; and (iii) the Fund the Corporation has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption.

Redemption                   The Fund may redeem the AMPS in whole but not in   The Fund may redeem in whole or part upon prior
                             part upon prior notice (i.e., not less than 3      notice (i.e., not less than 15 calendar days
                             nor more than 33 days).                            and not more than 40 calendar days).

                             Notice for mandatory redemption is not less than   Notice for mandatory redemption is not less than 15
                             3 nor more than 33 days.                           calendar days nor more than 40 calendar days.

Status of AMPS Redeemed      Redeemed AMPS return to the status of authorized   Redeemed AMPS return to the status of
                             and unissued shares of AMPS.                       authorized and unissued shares of preferred
                                                                                stock, without further designation.

Liquidation Rights                                                              No substantive changes.


Vote Required.  Approval of the Amendments will require the affirmative  vote of
(a) a majority of the votes entitled to be cast by the holders of Common Stock and AMPS, voting together as a single class and (b) a majority of the votes entitled to be cast by the holders of the AMPS, voting as a separate class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.


                                   PROPOSAL 3

        AMENDMENT TO THE CHARTER WITH RESPECT TO THE NUMBER OF DIRECTORS

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Fund's Charter to provide Section 5.1 of the Charter, which states that the number of directors of the Fund shall be five, be made subject to the provisions of the AMPS or any new class or series of preferred stock of the Fund. Both the Current AMPS Terms as well as the Amendments contemplated under Proposal 2 above provide for increasing the size of the Board under certain limited circumstances (e.g., if the Fund has not paid the dividends under the AMPS) so as to give the holders of the AMPS the ability to elect a majority of the Directors. However, given the language of Section 5.1, it is unclear whether the size of the Board could be legally increased under the terms of the Current AMPS Terms in order to give the AMPS holders the majority contemplated under the 1940 Act.

     Section 5.1 of the Charter reads as follows:

          The number of directors shall be five.

Proposal 3 would amend Section 5.1 of the Charter to read, in its entirety, as follows:

     Subject to the terms of any class or series of Preferred Stock, the number of directors shall be five.

Purpose of the Amendment. The purpose of this Proposal is to eliminate the conflict between (i) the language of Section 5.1 of the Charter which, in its present form, clearly sets the number of Directors at five, (ii) the requirements imposed by the AMPS terms for the protection of the holders of the AMPS and (iii) the requirements imposed by the 1940 Act which require provisions to be made to allow the holders of the AMPS to elect a majority of the Directors at any time dividends remain unpaid for a period of two years.

The Board considered this Proposal at a special meeting held on March 6, 2006. The Board has determined that this Proposal is advisable to conform with the 1940 Act and the intent of the AMPS terms.

Vote Required. Approval of Proposal 3 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and AMPS, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2007 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than November 15, 2006 [Based on a March 15, 2006 mailing date]. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
(ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and
(iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 1680 38th Street, Suite 800, Boulder, Colorado 80301 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's By-laws,  such stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. The Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), will select the Fund's independent accountants for the Fund's fiscal year ending November 30, 2006 at the Board's regular quarterly meeting in July 2006. KPMG served as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2005. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal years ended November 30, 2004 and 2005, respectively.


              Fiscal Year Ended        Audit Fees       Audit-Related Fees*      Tax Fees**         All Other Fees

                  11/30/2004             $23,600              $16,000              $5,850                $0

                  11/30/2005             $25,250              $16,800              $6,000                $0

* "Audit Related Fees" are those fees billed to the Fund by KPMG in connection with their agreed-upon procedures reports under the terms of the AMPS. Such reports are required quarterly by Moody's Investors Service, Inc. and Standard & Poor's in connection with maintaining public ratings for the AMPS.

** "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed the Fund fees for the fiscal years ended November 30, 2004 and November 30, 2005 were pre-approved by the Audit Committee.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2005, KPMG did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services and currently engages KPMG as a consultant with respect to ongoing tax related issues. For the twelve months ended November 30, 2004, the Horejsi Affiliates paid $3,800 to KPMG for their services. For the twelve months ended November 30, 2005, the Horejsi Affiliates paid $0 to KPMG for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in Proposal 1. Abstentions and broker non-votes will have the same effect as votes against Proposal 2 and 3.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.




--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                            INTENTIONALLY LEFT BLANK

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Jon-Luc Dupuy, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
             Election of Directors:  Nominees are Joel W. Looney,  Dennis  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
 1.          R. Causier., and Dr. Dean L. Jacobson.

----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------

2.             Amendments  to the Fund's  charter (the  "Charter")  which  FOR___      AGAINST ___       ABSTAIN ___
               will  repeal  in  their  entirety  all  of  the  currently existing  terms  of  the  Fund's  taxable  auction  market preferred  stock and  substitute  in lieu  thereof the new terms set forth in the Form of Articles of Amendment.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

3.             An  amendment to the Charter to provide that the number of  FOR___      AGAINST ___       ABSTAIN ___
               directors  of the  Fund  shall  be  five,  subject  to the provisions of any class or series of Preferred Stock.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                                               [AMPS PROXY CARD]


                                      PROXY

                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Jon-Luc Dupuy, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 24, 2006, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           Election of  Directors:  Nominees  are Susan L.  Ciciora and  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
             Richard I. Barr.
----------------------------------------------------------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------

2.             Amendments  to the Fund's  charter (the  "Charter")  which  FOR___      AGAINST ___       ABSTAIN ___
               will  repeal  in  their  entirety  all  of  the  currently existing  terms  of  the  Fund's  taxable  auction  market preferred  stock and  substitute  in lieu  thereof the new terms set forth in the Form of Articles of Amendment.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------

3.             An  amendment to the Charter to provide that the number of  FOR___      AGAINST ___       ABSTAIN ___
               directors  of the  Fund  shall  be  five,  subject  to the provisions of any class or series of Preferred Stock.

----------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------